UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 22, 2004



Commission       Registrant; State of Incorporation;           I.R.S. Employer
File Number        Address; and Telephone Number              Identification No.
-----------   ---------------------------------------------   ------------------

333-21011     FIRSTENERGY CORP.                                   34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2578        OHIO EDISON COMPANY                                 34-0437786
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2323        THE CLEVELAND ELECTRIC ILLUMINATING COMPANY         34-0150020
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3583        THE TOLEDO EDISON COMPANY                           34-4375005
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3491        PENNSYLVANIA POWER COMPANY                          25-0718810
              (A Pennsylvania Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402


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Item 5.  Other Events

         On May 24, 2004, FirstEnergy Nuclear Operating Company, a wholly owned subsidiary of FirstEnergy Corp., announced that the 1,260-megawatt Perry Nuclear Power Plant is expected to return to service next week, following repairs to an emergency service water pump.

         The plant was removed from service on Saturday May 22, 2004, after routine testing indicated that the pump was not maintaining a normal flow level. An initial inspection found a broken coupling on the pump's shaft, and a complete review is under way.

         A new pump and new couplings, made of stronger material, are being installed to help ensure better reliability. The plant will return to service after the equipment has been thoroughly tested and the review has been completed.

         The combined ownership and leasehold interests in the Perry Nuclear Power Plant are: The Cleveland Electric Illuminating Company - 44.85%; Ohio Edison Company - 30.00%; The Toledo Edison Company - 19.91%; and Pennsylvania Power Company - 5.24%.

         A copy of the press release is attached as Exhibit 99 hereto and is incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.               Description
-----------               -----------

99                        Press Release issued by FENOC, dated May 24, 2004


Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations (including revocation of necessary licenses or operating permits), availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, a denial of or material change to FirstEnergy's Application related to its Rate Stabilization Plan, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, including their annual report on Form 10-K for the year ended December 31, 2003, their Form 10-Q for the quarter ended March 31, 2004, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



May 24, 2004



                                          FIRSTENERGY CORP.
                                             Registrant

                                         OHIO EDISON COMPANY
                                             Registrant

                                       THE CLEVELAND ELECTRIC
                                        ILLUMINATING COMPANY
                                             Registrant

                                     THE TOLEDO EDISON COMPANY
                                             Registrant

                                     PENNSYLVANIA POWER COMPANY
                                             Registrant







                                      /s/  Harvey L. Wagner
                               -------------------------------------
                                           Harvey L. Wagner
                                      Vice President, Controller
                                     and Chief Accounting Officer

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